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                                                                    EXHIBIT 99.1

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                        The undersigned hereby appoints [           ] and each
                        of them the undersigned's true and lawful attorneys and
                        proxies (with full power of substitution in each) to
                        vote all Common Stock of Merisel, Inc. (the "Company"),
                        standing in the undersigned's name, at the Special
                        Meeting of Stockholders (the "Stockholders' Meeting") of
                        the Company to be held at 200 Continental Boulevard, El
                        Segundo, California, on [        ], 1997 at 10:00 a.m.,
                        Los Angeles time, upon those matters as described in the
                        Proxy Statement/Prospectus for the meeting and such
MERISEL, INC.           other matters as may properly come before such meeting
                        or any adjournments thereof. The stockholder votes with respect to the following matters will not be effective unless and until the Charter Amendment has been filed with the Secretary of State of Delaware and the Exchange Restructuring has been consummated, in which event they will become effective either
PROXY                   immediately prior to or contemporaneously with the
                        consummation of the Exchange Restructuring. The Board of Directors has reserved the right, pursuant to Delaware law, to abandon the Charter Amendment even if the Company's stockholders authorize the Charter
                        Amendment:

                        A vote FOR the following proposals described in the
IF NOT OTHERWISE        Proxy Statement/Prospectus for the Stockholders'
SPECIFIED, THIS PROXY   Meeting is recommended:
WILL BE VOTED FOR
THE PROPOSALS REFERRED  1. _____________________________________________________
TO IN (1), (2) AND (3)      Approve the Charter Amendment.

                            [_] FOR         [_] AGAINST         [_] ABSTAIN

                        2. _____________________________________________________
                            Approve the New Common Stock Issuance.

                            [_] FOR         [_] AGAINST         [_] ABSTAIN

                        3. _____________________________________________________
                            Approve the Stock Award and Incentive Plan

                            [_] FOR         [_] AGAINST         [_] ABSTAIN
                        If any other business is transacted at the Special Meeting of Stockholders, the Proxy shall be voted in accordance with the best judgment of the above-named attorneys and proxies.

                                       Continued on Reverse Side

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          MERISEL, INC.
          PROXY FOR COMMON STOCK
          PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
          SPECIAL MEETING OF STOCKHOLDERS [      ], 1997



                                            Dated: ______________________, 1997
PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE           ____________________________________
                                                 (Signature of Stockholder)

                                            ____________________________________
                                                 (Signature of Stockholder)

                                            Please sign your name exactly as it
                                            appears hereon.  If acting as
                                            attorney, executor, trustee, or in
                                            other representative capacity,
                                            please sign name and title.  If
                                            stock is held jointly, each joint
                                            owner should sign.
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